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                                                                    EXHIBIT 5(b)


                           FORM OF AMENDED SCHEDULE A
                         TO THE INVESTMENT ADVISORY AND
                            ADMINISTRATION AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

Fund                                                   Effective Date
----                                                   --------------

Schwab International Index Fund                        July 21, 1993

Schwab Small-Cap Index Fund                            October 14, 1993

Schwab Asset Director-High Growth Fund                 September 25, 1995

Schwab Asset Director-Balanced Growth Fund             September 25, 1995

Schwab Asset Director-Conservative Growth Fund         September 25, 1995

Schwab S&P 500 Fund                                    February 28, 1996

Schwab Analytics Fund                                  May 21, 1996

Schwab OneSource Portfolios-International              September 2, 1996

Schwab OneSource Portfolios-Growth Allocation          October 13, 1996

Schwab OneSource Portfolios-Balanced Allocation        October 13, 1996

Schwab OneSource Portfolios-Small Company              August 3, 1997

Schwab Asset Director-Aggressive Growth Fund           April __, 1998



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                                    SCHWAB CAPITAL TRUST

                                    By:      ____________________
                                    Name:    William J. Klipp
                                    Title:   Trustee, Executive Vice
                                             President and
                                             Chief Operating Officer

                                    CHARLES SCHWAB INVESTMENT
                                    MANAGEMENT, INC.

                                    By:      ____________________
                                    Name:    Stephen B. Ward
                                    Title:   Senior Vice President and
                                             Chief Investment Officer
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                           FORM OF AMENDED SCHEDULE B
                         TO THE INVESTMENT ADVISORY AND
                            ADMINISTRATION AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

                              ADVISORY FEE SCHEDULE

      THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT
            AND ARE TO BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:


Fund                                    Fee
----                                    ---

Schwab International Index Fund         Seventy one-hundredths of one percent
                                        (0.70%) of the Fund's average daily net
                                        assets not in excess of $300,000,000 and sixty one-hundredths of one percent
                                        (0.60%) of such assets over $300,000,000

Schwab Small-Cap Index Fund             Fifty one-hundredths of one percent
                                        (0.50%) of the Fund's average daily net
                                        assets not in excess of $300,000,000 and forty-five one-hundredths of one percent
                                        (0.45%) of such assets over $300,000,000

Schwab Asset Director-High Growth Fund  Seventy-four one-hundredths of one percent (0.74%) of the Fund's average
                                        daily net assets not in excess of $1
                                        billion; sixty-nine one-hundredths of
                                        one percent (0.69%)of such net assets
                                        over $1 billion, but not more than $2
                                        billion; and sixty-four one-hundredths
                                        of one percent (0.64%) of such net
                                        assets over $2 billion

Schwab Asset Director-Balanced Growth   Seventy-four one-hundredths of one
Fund                                    percent (0.74%) of the Fund's average
                                        daily net assets not in excess of $1
                                        billion; sixty-nine one-hundredths of
                                        one percent (0.69%)of such net assets
                                        over $1 billion, but not more than $2
                                        billion; and sixty-four one-hundredths
                                        of one percent (0.64%) of such net
                                        assets over $2 billion

Schwab Asset Director-Conservative      Seventy-four one-hundredths of one
Growth Fund                             percent (0.74%) of the Fund's average
                                        daily net assets not in excess of $1
                                        billion; sixty-nine one-hundredths of
                                        one percent (0.69%) of such net assets
                                        over $1 billion, but not more than $2
                                        billion; and sixty-four one-hundredths
                                        of one percent (0.64%) of such net
                                        assets over $2 billion

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Fund                                    Fee
----                                    ---

Schwab S&P 500 Fund                     Thirty-six one-hundredths of one
                                        percent (0.36%) of the Fund's average
                                        daily net assets not in excess of $1
                                        billion; thirty-three one hundredths
                                        of one percent (0.33%) of such net
                                        assets over $1 billion, but not more
                                        than $2 billion; and thirty-one one
                                        hundredths of one percent (0.31%) of
                                        such net assets over $2 billion.

Schwab Analytics Fund                   Seventy-four one hundredths of one
                                        percent (0.74%) of the Fund's average
                                        daily net assets not in excess of $1
                                        billion; sixty-nine one hundredths of
                                        one percent (0.69%) of such net
                                        assets over $1 billion, but not more
                                        than $2 billion; and sixty-four one
                                        hundredths of one percent (0.64%) of
                                        such net assets over $2 billion.

Schwab OneSource                        Seventy-four one hundredths of one
Portfolios-International                percent (0.74%) of the Fund's average
                                        daily net assets not in excess of $1
                                        billion; sixty-nine one hundredths of
                                        one percent (0.69%) of such net assets
                                        over $1 billion, but not more than $2
                                        billion; and sixty-four one hundredths
                                        of one percent (0.64%) of such net
                                        assets over $2 billion.

Schwab OneSource Portfolios-Growth      Seventy-four one hundredths of one
Allocation                              percent (0.74%) of the Fund's average
                                        daily net assets not in excess of $1
                                        billion; sixty-nine one hundredths of
                                        one percent (0.69%) of such net assets
                                        over $1 billion, but not more than $2
                                        billion; and sixty-four one hundredths
                                        of one percent (0.64%) of such net
                                        assets over $2 billion.

Schwab OneSource Portfolios-Balanced    Seventy-four one hundredths of one
Allocation                              percent (0.74%) of the Fund's average
                                        daily net assets not in excess of $1
                                        billion; sixty-nine one hundredths of
                                        one percent (0.69%) of such net assets
                                        over $1 billion, but not more than $2
                                        billion; and sixty-four one hundredths
                                        of one percent (0.64%) of such net
                                        assets over $2 billion.
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Schwab OneSource Portfolios-Small       Seventy-four one hundredths of one
Company                                 percent (0.74%) of the Fund's average
                                        daily net assets not in excess of $1
                                        billion; sixty-nine one hundredths of
                                        one percent (0.69%) of such net assets
                                        over $1 billion, but not more than $2
                                        billion; and sixty-four one hundredths
                                        of one percent (0.64%) of such net
                                        assets over $2 billion.
Schwab Asset Director-Aggressive
Growth Fund
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                                    SCHWAB CAPITAL TRUST


                                    By:      _______________________
                                    Name:    William J. Klipp
                                    Title:   Trustee, Executive Vice
                                             President and
                                             Chief Operating Officer


                                    CHARLES SCHWAB INVESTMENT
                                    MANAGEMENT, INC.


                                    By:      _______________________
                                    Name:    Stephen B. Ward
                                    Title:   Senior Vice President and
                                             Chief Investment Officer